TAXES ON INCOME	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
TAXES ON INCOME
NOTE 11:	TAXES ON INCOME

a.	Parent taxation:

Sapiens is governed under the laws of Curaçao. In addition, Sapiens is registered as an Israeli corporation for tax purposes only.

b.	Israeli taxation:

1.	Corporate tax rates in Israel:

Taxable income of Israeli companies is subject to tax at the rate of 25% in 2012 and 2013, and 26.5% in 2014 and thereafter.

2.	Tax benefits under the Israel Law for the Encouragement of Capital Investments, 1959 ("the Law"):

Certain of the Company's Israeli subsidiaries have been granted "Approved Enterprise" and "Beneficiary Enterprise" status, which provides certain benefits, including tax exemptions and reduced tax rates. Income not eligible for Approved Enterprise and Beneficiary Enterprise benefits is taxed at regular rates.

The entitlement to the above benefits is conditional upon the fulfilling of the conditions stipulated by the Laws and regulations. Should the certain Israeli subsidiaries fail to meet such requirements in the future, income attributable to their Approved Enterprise and Beneficiary Enterprise programs could be subject to the statutory Israeli corporate tax rate and they could be required to refund a portion of the tax benefits already received, with respect to such programs. As of December 31, 2014, management believes that these subsidiaries are in compliance with all the conditions required by the Law.

Effective January 1, 2011, the Knesset enacted the Law for Economic Policy for 2011 and 2012 (Amended Legislation), and among other things, amended the Law, ("the Amendment"). According to the Amendment, the benefit tracks in the Investment Law were modified and a flat tax rate applies to the Company's entire preferred income. The Company is able to opt to apply (the waiver is non-recourse) the Amendment and from then on it will be subject to the amended tax rate of 16%.

Under the terms of the Approved Enterprise program, income that is attributable to one of The Company's Israeli subsidiaries will be exempt from income tax for a period of two years commencing 2014. The tax holiday has resulted in a tax savings of approximately $1,900 in the year ended December 31, 2014. If such tax-exempt income is distributed in a manner other than upon complete liquidation of the Company, it would be taxed at the reduced corporate tax rate applicable to such profits (25%), and an income tax liability of up to approximately $1,800 would be incurred as of December 31, 2014.

3.	Foreign Exchange Regulations:

Under the Foreign Exchange Regulations, some of the Company's Israeli subsidiaries calculate their tax liability in U.S. Dollars according to certain orders. The tax liability, as calculated in U.S. Dollars is translated into NIS according to the exchange rate as of December 31st of each year.

c.	Income taxes on non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed according to the tax laws in their respective country of residence. Neither Israeli income taxes, foreign withholding taxes nor deferred income taxes were provided in relation to undistributed earnings of the non-Israelis subsidiaries. This is because the Company intends to permanently reinvest undistributed earnings in the foreign subsidiaries in which those earnings arose. If these earnings were distributed in the form of dividends or otherwise, the Company would be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and non-Israeli withholding taxes.

The amount of undistributed earnings of foreign subsidiaries that are considered to be reinvested as of December 31, 2014 was $ 9,926 and the amount of the unrecognized deferred tax liability for temporary differences related to investments in foreign subsidiaries that were essentially permanent in duration as of December 31, 2014 was $207.

d.	Net operating losses carry forward:

As of December 31, 2014, certain subsidiaries had tax loss carry-forwards totaling approximately $ 38,800. Most of these carry-forward tax losses have no expiration date.

e.	Deferred tax assets and liabilities:

Deferred taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. Significant components of the Company deferred tax assets are as follows:

	December 31,
	2013	2014

Deferred tax assets:
Net operating losses carry forward	$12,080	$8,915
Research and development	2,592	2,028
Other	1,132	1,462

Deferred tax assets before valuation allowance	15,804	12,405
Valuation allowance	(8,324)	(6,136)

Deferred tax assets	7,480	6,269

Deferred tax liabilities:
Capitalized software development costs	(3,203)	(2,474)
Acquired intangibles	(2,854)	(1,546)
Property and equipment	-	(68)

Deferred tax liabilities	(6,057)	(4,088)

Deferred tax assets, net	$1,423	$2,181

	December 31,
	2013	2014

Current deferred tax assets	$2,420	$2,319
Long-term deferred tax assets	396	695
Long-term deferred tax liabilities	(1,393)	(833)

Deferred tax assets, net	$1,423	$2,181

Long-term deferred tax assets are included within other long-term assets in the balance sheets. Long-term deferred tax liabilities are included within other long-term liabilities in the balance sheets.

The Company has provided valuation allowances in respect of certain deferred tax assets resulting from tax loss carry forwards and other reserves and allowances due to uncertainty concerning realization of these deferred tax assets.

f.	Income before taxes on income is comprised as follows:

	Year ended December 31,
	2012	2013	2014

Domestic (Curaçao)	$(745)	$(875)	$(643)
Foreign	12,983	13,278	15,673

	$12,238	$12,403	$15,030

g.
A reconciliation between the theoretical tax expense, assuming all income is taxed at the statutory tax rate applicable to income for an Israeli company, and the actual tax expense as reported in the statements of income is as follows:

	Year ended December 31,
	2012	2013	2014

Income before taxes on income, as reported in the statements of income	$12,238	$12,403	$15,030

Statutory tax rate in Israel	25%	25%	26.5%

Theoretical taxes on income	$3,018	$3,097	$3,983
Increase (decrease) in taxes resulting from:
Effect of different tax rates	120	158	362
Effect of “Approved, Beneficiary or Preferred Enterprise” status	-	-	(2,323)
Utilization of carry forward tax losses for which valuation allowance was provided	(2,690)	(1,162)	(1,177)
Non-deductible expenses	82	9	80
Recognition of deferred taxes during the year for which valuation allowance was provided in prior years	(1,206)	(971)	(1,496)
Losses and temporary differences for which valuation allowance was provided	421	222	580
Others	690	(542)	445

Taxes on income, as reported in the statements of income	$435	$811	$454

Basic and diluted earnings per share amounts of the benefit resulting from the “Approved, Beneficiary or Preferred Enterprise” status	-	-	$0.05

h.	Taxes on income are comprised as follows:

	Year ended December 31,
	2012	2013	2014

Current	$738	$400	$1,474
Deferred	(303)	411	(1,020)

	$435	$811	$454

The Company's entire provision for taxes on income relates to operations in jurisdictions other than Curaçao.

i.	Uncertain tax positions:

A reconciliation of the beginning and ending balances of the total amounts of unrecognized tax benefits is as follows:

	December 31,
	2013	2014

Balance at the beginning of the year	$510	$652
Increase in tax positions	199	190
Decrease in tax positions	(57)	(137)

Balance at the end of the year	$652	$705

The entire balance of unrecognized tax benefits, if recognized, would reduce the Company's annual effective tax rate.

As of December 31, 2013 and 2014 accrued interest related to uncertain tax positions amounted to $ 200 and $ 198, respectively.

As of December 31, 2014, most of the Company's Israeli subsidiaries are subject to Israeli income tax audits for the tax years 2009 through 2014, to U.S. federal income tax audits for the tax years 2009 through 2014 and to other for the tax years 2006 through 2014.